SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347                 06-152875
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     (State or other                  (Commission            (IRS Employer
     jurisdiction of                  File Number)           Identification No.)
     incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (203) 661-6942
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           EXHIBIT NUMBER            DESCRIPTION
                           --------------            -----------

                                99.1           Press Release dated July 3, 2001.



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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: July 9, 2001                 By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer





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

                                  EXHIBIT INDEX
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EXHIBIT NUMBER                              DESCRIPTION
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     99.1                               Press Release dated July 3, 2001





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